UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2023

Biomea Fusion, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40335	82-2520134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlefield Road, 4th Floor Redwood City, California	94063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650 980-9099

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BMEA	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On July 24, 2023, Biomea Fusion, Inc. (the “Company”) issued a press release titled, “BMF-219 Induces Complete Responses in Target Acute Myeloid Leukemia (AML) Patient Population.” A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K and certain of the materials filed or furnished herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the Offering, and expectations regarding the Company’s cash runway, use of capital, expenses and other future financial results. The words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements, such as those related to the clinical and therapeutic potential of the Company’s product candidates, and development programs, including BMF-219, the potential of BMF-219 as a treatment for various types of cancer and diabetes, the Company’s research, development and regulatory plans, including its pursuit of BMF-219 in metabolic diseases, the Company’s plans to continue the evaluation of BMF-219 in various types of cancer in the Company’s COVALENT-101 study, the progress of the Company’s ongoing COVALENT-101 clinical trial, the availability of future data from the study, and the timing of such events are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Current Report on Form 8-K or the materials furnished or filed herewith, including, without limitation, uncertainties related to the risks that initial results may not be indicative of final results in later clinical trials, the Company may encounter delays or unforeseen results in preclinical development, IND-filing and acceptance, patient enrollment and in the initiation, conduct and completion of its ongoing and planned clinical trials and other research, development and regulatory activities. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as well as any subsequent filings with the Securities and Exchange Commission. In addition, any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release titled “BMF-219 Induces Complete Responses in Target Acute Myeloid Leukemia (AML) Patient Population” issued by Biomea Fusion, Inc. on July 24, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Biomea Fusion Inc.

Date: July 25, 2023	By:	/s/ Thomas Butler
Thomas Butler
Principal Executive Officer